UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  May 7, 2010

WESTERN CAPITAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150
Omaha, Nebraska  68137
(Address of principal executive offices) (Zip Code)

(712) 322-4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2010, the board of directors of Western Capital Resources, Inc. unanimously appointed a new and independent director, Mr. Ellery Roberts, to a vacancy existing on the board of directors.  In connection with his appointment, Mr. Roberts was appointed to serve on the audit committee (as chairperson) and compensation committee of the board of directors.

On May 7, 2010, James Mandel delivered his written resignation from his position on the board of directors of Western Capital Resources, Inc.  At the time of Mr. Mandel’s resignation, he was serving on the audit and compensation committees of the board of directors.

In connection with his resignation, Mr. Mandel furnished the corporation with the letter attached to this report as Exhibit 17.1.  In that letter, Mr. Mandel states that he determined to resign from the board of directors as a result of the failure of the board of directors to nominate a slate of director-nominees for election at the annual shareholder meeting, held on May 7, 2010, that included a director-nominee who held a prescribed bias toward the common shareholders.

The corporation has provided Mr. Mandel with a copy of the disclosures contained in this Current Report no later than the date on which this report is being filed with the SEC.  In this regard, the corporation has provided Mr. Mandel with the opportunity to furnish the corporation with a letter stating whether he agrees or disagrees with the statements made in Item 5.02 of this report and, if he disagrees, the respects in which he does not agree.

Item 5.07	Submission to a Vote of Security Holders.

On May 7, 2010, the corporation held its annual shareholder meeting for 2010.  At the annual meeting, the corporation’s shareholders approved the below-described matters:

Proposal 1:  The shareholders ratified the appointment of Lurie Besikof Lapidus & Company, LLP, as the independent registered public accounting firm of the corporation for fiscal 2010.  The final voting results are set forth below:

Vote	Shares
FOR:	12,231,698
AGAINST:	399,058
ABSTAIN:	34,264

Proposal 2:  The shareholders elected the following persons to the corporation’s board of directors, to serve until the next annual meeting of the shareholders.  The final voting results are set forth below:

Director	For	Withheld
John Quandahl	10,468,705	401,264
Angel Donchev	10,468,705	401,264
Aldus Chapin II	10,468,710	401,259
Richard Miller	10,468,710	401,259

Of the shares voted at the annual meeting, 10,000,000 such shares were Series A Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN CAPITAL RESOURCES, INC. (Registrant)

Date: May 13, 2010	By:	/s/ John Quandahl
John Quandahl
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
17.1	Resignation Letter of James Mandel.